SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

ASTEC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road

Chattanooga, Tennessee 37421

(Address of Principal Executive Offices and Zip Code)

(423) 899-5898

(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 21, 2004, Astec Industries, Inc. (the "Company") issued a press release announcing its first quarter 2004 financial results.

A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.
Date: April 21, 2004	By: /s/ J. Don Brock
J. Don Brock, Chairman of the Board
and President (Principal Executive Officer)

Index to Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated April 21, 2004.